UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2019

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

(e)    On July 19, 2019, the Compensation Committee of the Board of Directors of SYNNEX Corporation (“SYNNEX” or “Company”) granted 32,453 performance-based restricted stock units (“RSUs”) to Christopher Caldwell, Executive Vice President of the Company and President of Concentrix Corporation (“Concentrix”). The RSUs will vest upon the earliest of the following: (i) the third anniversary of the grant date provided Mr. Caldwell remains in continuous employment by SYNNEX through the vesting date; (ii) the second anniversary of the grant date provided (a) Mr. Caldwell remains in continuous employment by SYNNEX through the vesting date and (b) Concentrix achieves an increase of at least ten percent (10%) in adjusted EBITDA as reported in Company financial statements from Concentrix continuing operations for any consecutive 12-month period during this two-year period, measured against adjusted EBITDA, with comparable financial measure adjustments (such adjustments to include, without limitations, the effect of any acquisitions), as reported in Company financial statements from Concentrix continuing operations during any trailing 12-month period beginning August 1, 2018; or (iii) the expiration of the 6-month period after a change in control of Concentrix provided Mr. Caldwell remains in continuous employment by SYNNEX or Concentrix through the vesting date.  The satisfaction of any of the foregoing performance metrics shall be determined in the sole and exclusive discretion of the Compensation Committee.  In the event of Mr. Caldwell’s death prior to the vesting date, SYNNEX will transfer to Mr. Caldwell’s estate the number of shares that would have vested on or prior to his death.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2019	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

3